PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2020
PROPERTY AND EQUIPMENT, NET
Schedule of components of property and equipment

	As of December 31,
	2019	2020

Leasehold improvements	$3,684	$1,119
Furniture, fixtures and office equipment	2,739	3,055
IT equipment	2,438	2,450
Vehicles	1,698	1,889
Property and equipment, gross	10,559	8,513
Less: Accumulated depreciation	(7,057)	(4,701)
Property and equipment, net	$3,502	$3,812